UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2006

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 433-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 8, 2006, the Board of Directors of Sprint Nextel Corporation (the “Company”) accepted the resignation of Timothy M. Donahue as Executive Chairman of the Company, effective December 31, 2006. The Company and its Board expressed its appreciation for Mr. Donahue’s service to the Board and the Company.

On October 8, 2006, the Board of Directors of the Company appointed a new independent director, Robert R. Bennett. Mr. Bennett has not been appointed to any committees of the board.

A copy of the press release issued by the Company on October 10, 2006 announcing Mr. Donahue’s resignation and the appointment of Mr. Bennett is included as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99	Press release dated October 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: October 10, 2006	By:	/s/ Leonard J. Kennedy
Leonard J. Kennedy
General Counsel

EXHIBIT INDEX

Number	Exhibit
99	Press release dated October 10, 2006.